Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche World Dividend Fund

_________________________________________________________________________________________________

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Fabian Degen, CFA,Vice President. Portfolio Manager of the fund. Began managing the fund in 2010.

Walter R. Holman, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2015.

Sebastian P. Werner, PhD, Vice President. Portfolio Manager of the fund. Began managing the fund in 2015.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-701